Share-based awards and other equity instruments	12 Months Ended
Dec. 31, 2022
Share-Based Payment Arrangement [Abstract]
Share-based awards and other equity instruments	Share-based awards and other equity instruments
2016 Omnibus Incentive Plan
In connection with our IPO, we established the trivago N.V. 2016 Omnibus Incentive Plan, which we refer to as the 2016 Plan, with the purpose of giving us a competitive advantage in attracting, retaining and motivating officers, employees, management board members, supervisory board members, and/or consultants by providing them incentives directly linked to shareholder value. The maximum number of Class A shares available for issuance under the 2016 Plan as of December 31, 2022 are 59,635,698 Class A shares, which does not include any Class B share conversions. Class A shares issuable under the 2016 Plan are represented by ADSs for such Class A shares.
The 2016 Plan is administered by a committee of at least two members of our supervisory board, which we refer to as the plan committee. The plan committee must approve all awards to directors. Our management board may approve awards to eligible recipients other than directors, subject to annual aggregate and individual limits as may be agreed by the supervisory board. Subject to applicable law or the listing standards of the applicable exchange, the plan committee may delegate to other appropriate persons the authority to grant equity awards under the 2016 Plan to eligible award recipients. Management board members, supervisory board members, officers, employees and consultants of the company or any of our subsidiaries or affiliates, and any prospective directors, officers, employees and consultants of the company who have accepted offers of employment or consultancy from the company or our subsidiaries or affiliates are eligible for awards under the 2016 Plan.
Awards include options, performance-based stock options share appreciation rights, restricted stock units, performance-based stock units and other share-based and cash-based awards. Awards may be settled in stock or cash. The option exercise price for options under the 2016 Plan can be less than the fair market value of a Class A share as defined in the 2016 Plan on the relevant grant date. To the extent that listing standards of the applicable exchange require the company’s shareholders to approve any repricing of options, options may not be repriced without shareholder approval. Options and share appreciation rights shall vest and become exercisable at such time and pursuant to such conditions as determined by the plan committee and as may be specified in an individual grant agreement. The plan committee may at any time accelerate the exercisability of any option or share appreciation right. Restricted shares may vest based on continued service, attainment of performance goals or both continued service and performance goals. The plan committee at any time may waive any of these vesting conditions.
Options and share appreciation rights will have a term of not more than ten years. The 2016 Plan has a ten year term, although awards outstanding on the date the 2016 Plan terminates will not be affected by the termination of the 2016 Plan. We issue new shares or reissue treasury shares held to satisfy the exercise or settlement of share-based awards.
The following table presents a summary of our share option activity:

	Options	Weighted average exercise price	Remaining contractual life	Aggregate intrinsic value
		(in €)	(In years)	(€ in thousands)
Balance as of January 1, 2022	23,827,946	2.64	11	30,237
Granted	9,393,407	0.20
Exercised	1,946,023	0.06
Cancelled	3,917,532	1.13
Balance as of December 31, 2022	27,357,798	2.30	10	23,179
Exercisable as of December 31, 2022	15,617,002	3.57	13	11,200
The total intrinsic value of stock options exercised was €3.1 million, €10.8 million and €2.2 million for the years ended December 31, 2022, 2021 and 2020.
The following table summarizes information about share options vested and expected to vest as of December 31, 2022:

Fully Vested and Expected to Vest	Options	Weighted average exercise price	Remaining contractual life	Aggregate intrinsic value
		(in €)	(In years)	(€ in thousands)
Outstanding	26,104,057	2.41	10	21,672
Currently Exercisable	15,208,472	3.66	13	10,710
The following table presents a summary of our restricted stock units (RSUs):

	RSUs	Weighted Average Grant Date Fair Value	Remaining contractual life
		(in €)	(in years)
Balance as of January 1, 2022	1,366,123	2.92	6
Granted	3,730,412	1.94
Vested	1,400,669	2.43
Cancelled	723,842	2.56
Balance as of December 31, 2022	2,972,024	1.94	6
The fair value of share awards granted during the years ended December 31, 2022, 2021 and 2020, were estimated at the date of grant using appropriate valuation techniques, including the Black-Scholes and Monte Carlo simulation pricing models, assuming the following weighted average assumptions:

	Year ended December 31,
	2022	2021	2020
Risk-free interest rate	1.04%	(0.46)%	(0.20)%
Expected volatility	69%	71%	60%
Expected life (in years)	4.31	4.41	4.12
Dividend yield	—%	—%	—%
Weighted-average estimated fair value of options granted during the year	€1	€4	€1
The Monte Carlo simulation model, which simulated the probabilities of the potential outcomes of future stock prices of the Company over the performance period, was used to calculate the grant-date fair value for awards with market conditions.
On October 22, 2020, a modification was made to the vesting conditions for market-based awards made to our management board, which impacted 3,580,049 awards granted to three grantees on March 11, 2020. As of the modification date, additional incremental compensation expense of €1.0 million is being amortized over the remaining service period using the accelerated method. Subsequently on July 11, 2022, 2,032,743 of these awards were cancelled. The cancelled awards were scheduled to cliff vest on January 2, 2023 and were dependent on achieving a set volume-weighted average share price target. All remaining unrecognized compensation cost for the cancelled awards was accelerated and recognized as share-based compensation expense on the date of cancellation.
During the years ended December 31, 2022, 2021 and 2020, we recognized total share-based compensation expense of €15.3 million, €17.3 million and €15.1 million, respectively, which had no related income tax benefit.
Cash received from share-based award exercises for the years ended December 31, 2022, 2021 and 2020, was €118 thousand, €1,270 thousand and €87 thousand, respectively.
As of December 31, 2022, there was approximately €18.4 million in unrecognized share-based compensation expense related to unvested share-based awards subject to equity treatment, which is expected to be recognized in expense over the weighted average period of 1.8 years.